UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2018

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 71.0%
COMMUNICATION SERVICES - 11.2%
Diversified Telecommunication Services - 2.0%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,170,000	$2,194,412	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,915,525	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,060,000	1,949,275	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	200,000	195,100	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	2,080,000	1,695,200	(a)

Total Diversified Telecommunication Services				8,949,512

Interactive Media & Services - 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	917,400
Match Group Inc., Senior Notes	5.000%	12/15/27	580,000	555,350	(a)

Total Interactive Media & Services				1,472,750

Media - 4.9%
Altice France SA, Senior Secured Notes	6.250%	5/15/24	3,650,000	3,513,125	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	1,230,000	1,150,050	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,015,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	748,125	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	6,000,000	5,887,500	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	3,515,000
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,115,000	1,900,856
EW Scripps Co., Senior Notes	5.125%	5/15/25	700,000	659,750	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	980,000	982,450	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	2,300,000	2,172,350	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,000,000	927,500	(a)

Total Media				22,471,706

Wireless Telecommunication Services - 4.0%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,025,000
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	3,310,000	3,609,224	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,595,408	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	664,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,660,000	3,132,150
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	2,000,000	2,023,750
Sprint Corp., Senior Notes	7.875%	9/15/23	4,010,000	4,290,700

Total Wireless Telecommunication Services				18,340,232

TOTAL COMMUNICATION SERVICES				51,234,200

CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.7%
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	770,000	696,850	(a)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000	1,264,250	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,100,000	1,138,500	(a)

Total Auto Components				3,099,600

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Automobiles - 0.1%
Jaguar Land Rover Automotive PLC, Senior Notes	4.500%	10/1/27	710,000	$567,113	(a)

Diversified Consumer Services - 1.5%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,130,000	1,138,475	(a)
Prime Security Services Borrower LLC /Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,405,000	1,488,176	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	3,044,000	3,089,660
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000	320,087
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	680,000	725,050	(a)

Total Diversified Consumer Services				6,761,448

Hotels, Restaurants & Leisure - 5.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,440,000	1,353,600	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000	386,425	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Notes (14.000% PIK)	14.000%	2/9/23	1,419,671	1,419,671	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	530,000	555,175	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	897,750	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,000,000	2,080,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	790,000	807,775	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	978,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,030,850
International Game Technology PLC, Senior Secured Notes	6.250%	2/15/22	570,000	591,375	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	200,000	203,500	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	500,000	545,625	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,000,000	2,152,500
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,663,000	1,665,079	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	2,300,000	2,412,125
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	120,000	111,900	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,568,000	1,697,375	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	510,975	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	3,310,000	3,333,832	(a)

Total Hotels, Restaurants & Leisure				22,734,032

Household Durables - 1.1%
Century Communities Inc., Senior Notes	5.875%	7/15/25	480,000	435,600
Lennar Corp., Senior Notes	4.500%	4/30/24	1,690,000	1,606,007
LGI Homes Inc., Senior Notes	6.875%	7/15/26	685,000	654,175	(a)
TopBuild Corp., Senior Notes	5.625%	5/1/26	1,070,000	1,021,850	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	410,513
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	1,120,000	1,027,600
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	200,000	177,250

Total Household Durables				5,332,995

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 1.5%
GameStop Corp., Senior Notes	6.750%	3/15/21	150,000	$151,875	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,960,000	1,928,150
L Brands, Inc., Senior Notes	5.250%	2/1/28	1,710,000	1,460,425
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	1,050,000	1,023,750	(a)
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	980,000	945,700	(a)
ServiceMaster Co. LLC, Senior Notes	7.450%	8/15/27	1,250,000	1,252,188

Total Specialty Retail				6,762,088

Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	962,500	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,000,000	952,500	(a)

Total Textiles, Apparel & Luxury Goods				1,915,000

TOTAL CONSUMER DISCRETIONARY				47,172,276

CONSUMER STAPLES - 1.0%
Beverages - 0.2%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,117,350	(a)

Food Products - 0.5%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,250,000	2,212,245	(a)

Household Products - 0.2%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	750,000	693,750

Tobacco - 0.1%
Pyxus International Inc., Secured Notes	9.875%	7/15/21	302,000	290,675
Pyxus International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	51,625	(a)

Total Tobacco				342,300

TOTAL CONSUMER STAPLES				4,365,645

ENERGY - 12.9%
Energy Equipment & Services - 1.4%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,190,000	2,124,300	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,532,300
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	1,620,000	1,609,875	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	704,338	(a)
Transocean Inc., Senior Notes	7.250%	11/1/25	540,000	526,500	(a)

Total Energy Equipment & Services				6,497,313

Oil, Gas & Consumable Fuels - 11.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	612,114
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,900,000	3,997,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	1,480,000	1,542,900
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	740,000	725,200	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	588,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	760,000	725,800
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	2,630,000	2,669,450
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	450,000	448,312
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,670,000	1,649,125	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	979,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
DCP Midstream Operating LP, Senior Notes	4.950%	4/1/22	190,000		$191,425
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	530,000		516,750
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	560,000		546,000	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,250,000		1,246,875
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000		636,136
Ecopetrol SA, Senior Notes	4.125%	1/16/25	140,000		133,875
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000		70,854
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,180,000		1,218,350	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	410,000		277,775	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000		587,500
EP Energy LLC/Everest Acquisition Finance Inc. , Senior Notes	9.375%	5/1/20	2,260,000		2,220,450
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	1,320,000		1,244,100	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	2,220,000		1,887,000	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,920,000		1,747,200
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000		0	*(c)(d)(e)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	500,000		518,750	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000		793,350	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,000,000		985,000	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,000,000		1,025,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	800,000		805,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000		2,209,200
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	2,000,000		1,985,000	(a)
Northern Oil and Gas Inc., Secured Notes (8.500% Cash & 1.000% PIK)	9.500%	5/15/23	2,320,000		2,409,900	(a)(b)
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	620,000		609,925	(a)
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	649,000		674,149
QEP Resources Inc., Senior Notes	6.875%	3/1/21	637,000		665,665
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,002,000		971,940
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000		3,901,460	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,660,000		1,670,375	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,270,000		1,270,000	(a)
Vesta Energy Corp., Senior Unsecured Notes	8.125%	7/24/23	970,000	CAD	731,304	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	1,520,000		1,535,200
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	770,000		776,380
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000		565,125
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,120,000		1,264,200
WPX Energy Inc., Senior Notes	5.750%	6/1/26	450,000		450,000

Total Oil, Gas & Consumable Fuels					52,279,489

TOTAL ENERGY					58,776,802

FINANCIALS - 7.4%
Banks - 1.7%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000		670,163	(f)(g)
CIT Group Inc., Senior Notes	4.125%	3/9/21	1,000,000		1,000,000
CIT Group Inc., Senior Notes	4.750%	2/16/24	850,000		838,313
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000		1,419,121	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,460,000		1,372,400	(f)(g)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	630,000		636,300	(a)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	580,000		641,499
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000		1,106,437	(f)(g)

Total Banks					7,684,233

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - 0.3%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	200,000	$198,250	(a)(f)(g)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	210,000	214,200	(a)(f)(g)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,000,000	1,035,000

Total Capital Markets				1,447,450

Consumer Finance - 2.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,508,650
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000	1,540,625
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000	1,188,000	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,041,250
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	907,500
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000	2,129,187

Total Consumer Finance				10,315,212

Diversified Financial Services - 2.7%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,830,000	1,381,650	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,722,000	2,660,755	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,230,000	1,137,750	(a)
ILFC E-Capital Trust I ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.780%	12/21/65	2,450,000	2,174,375	(a)(g)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	110,000	109,725	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,160,000	2,151,900	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	2,050,000	1,955,454	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	862,000	866,310	(a)

Total Diversified Financial Services				12,437,919

Insurance - 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	890,000	886,663	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	650,000	671,320

Total Insurance				1,557,983

Thrifts & Mortgage Finance - 0.1%
Radian Group Inc., Senior Notes	4.500%	10/1/24	410,000	396,675

TOTAL FINANCIALS				33,839,472

HEALTH CARE - 10.6%
Health Care Equipment & Supplies - 1.0%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,100,000	1,086,250
DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	200,000	202,340	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,210,000	1,247,813	(a)
Kinetic Concepts Inc./KCI USA Inc., Secured Notes	12.500%	11/1/21	1,846,000	2,002,910	(a)

Total Health Care Equipment & Supplies				4,539,313

Health Care Providers & Services - 6.9%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000	488,025	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,427,000	1,494,782	(d)(g)(h)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,217,150
Centene Corp., Senior Notes	4.750%	5/15/22	2,490,000	2,505,562

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - (continued)
DaVita Inc., Senior Notes	5.125%	7/15/24	610,000	$584,075
DaVita Inc., Senior Notes	5.000%	5/1/25	530,000	502,838
HCA Inc., Senior Notes	7.500%	2/15/22	3,540,000	3,849,750
HCA Inc., Senior Notes	5.875%	5/1/23	5,000,000	5,206,250
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,500,000	1,535,625
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	780,000	781,716	(a)
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	1,890,000	1,875,825	(a)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	1,240,000	1,315,950	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	2,560,000	2,676,800	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	3,260,000	3,406,700
Tenet Healthcare Corp., Senior Secured Notes	4.375%	10/1/21	3,000,000	2,977,500

Total Health Care Providers & Services				31,418,548

Pharmaceuticals - 2.7%
Bausch Health Cos. Inc., Senior Notes	7.500%	7/15/21	2,050,000	2,085,875	(a)
Bausch Health Cos. Inc., Senior Notes	5.625%	12/1/21	1,850,000	1,826,875	(a)
Bausch Health Cos. Inc., Senior Notes	5.500%	3/1/23	530,000	504,163	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	2,010,000	1,853,622	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,160,000	1,217,640	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	530,000	521,388	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Senior Notes	6.000%	2/1/25	1,600,000	1,348,000	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	510,000	485,775	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	510,000	437,325	(a)
HLF Financing Sarl LLC/Herbalife International Inc., Senior Notes	7.250%	8/15/26	920,000	932,650	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,090,000	1,017,193

Total Pharmaceuticals				12,230,506

TOTAL HEALTH CARE				48,188,367

INDUSTRIALS - 6.4%
Aerospace & Defense - 0.6%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	1,430,000	1,406,762	(a)
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	1,230,000	1,219,238	(a)

Total Aerospace & Defense				2,626,000

Air Freight & Logistics - 0.7%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	430,000	432,309
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,730,000	2,806,304	(a)

Total Air Freight & Logistics				3,238,613

Airlines - 0.2%
American Airlines, Pass Through Trust, 2013-1, B	5.625%	1/15/21	157,053	160,359	(a)
Continental Airlines Inc. Pass Through Trust, 2000-1, B	8.388%	11/1/20	96	105
Continental Airlines Inc. Pass Through Trust, 2012-2, B	5.500%	10/29/20	136,294	138,798
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	727,050

Total Airlines				1,026,312

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Building Products - 0.4%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	$1,277,250	(a)
Standard Industries Inc., Senior Notes	5.375%	11/15/24	500,000	481,875	(a)

Total Building Products				1,759,125

Commercial Services & Supplies - 1.8%
ADT Security Corp., Senior Secured Notes	6.250%	10/15/21	600,000	621,000
ADT Security Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,013,700
Brink’s Co., Senior Notes	4.625%	10/15/27	1,240,000	1,143,900	(a)
Core & Main LP, Senior Notes	6.125%	8/15/25	640,000	603,200	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	100,000	99,625	(a)
GFL Environmental Inc., Senior Notes	5.625%	5/1/22	100,000	95,500	(a)
United Rentals North America Inc., Secured Notes	4.625%	7/15/23	1,000,000	995,000
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,012,500
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	362,212
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	330,000	334,452
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	890,000	845,500	(a)

Total Commercial Services & Supplies				8,126,589

Construction Materials - 0.1%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	600,000	586,500	(a)

Containers & Packaging - 0.1%
Berry Global Inc., Secured Notes	4.500%	2/15/26	520,000	487,500	(a)

Diversified Consumer Services - 0.2%
frontdoor Inc., Senior Notes	6.750%	8/15/26	730,000	746,425	(a)

Electrical Equipment - 0.1%
Resideo Funding Inc., Senior Notes	6.125%	11/1/26	670,000	675,179	(a)

Machinery - 1.5%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	1,800,000	1,751,616	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	210,000	193,463	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Secured Notes	9.250%	3/15/24	2,220,000	2,319,900	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,940,000	1,954,550	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	450,000	466,312

Total Machinery				6,685,841

Road & Rail - 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,080,000	901,800	(a)

Trading Companies & Distributors - 0.3%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	306,900	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	1,230,000	1,108,537	(a)

Total Trading Companies & Distributors				1,415,437

Transportation Infrastructure - 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,120,115	1,008,104	(a)

TOTAL INDUSTRIALS				29,283,425

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 1.0%
IT Services - 0.9%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,920,000	$1,934,400	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	2,220,000	2,303,527	(a)

Total IT Services				4,237,927

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices Inc, Senior Notes	7.000%	7/1/24	460,000	481,275

TOTAL INFORMATION TECHNOLOGY				4,719,202

MATERIALS - 7.4%
Chemicals - 0.7%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,084,600	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,594,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	720,000	665,100

Total Chemicals				3,343,700

Construction Materials - 0.4%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,739,478	(a)

Containers & Packaging - 1.6%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	805,184	777,003	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	201,750	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,760,000	1,654,400	(a)
Cascades Inc., Senior Notes	5.500%	7/15/22	100,000	99,750	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	1,090,000	1,054,902	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	491,150
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,965,000	2,053,425
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	760,000	743,850	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	5.936%	7/15/21	160,000	162,000	(a)(g)

Total Containers & Packaging				7,238,230

Metals & Mining - 4.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	3,460,000	3,650,300	(a)
ArcelorMittal, Senior Notes	6.250%	2/25/22	3,000,000	3,193,189
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	110,000	107,753	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,226,000	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	400,000	351,500	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	620,000	538,625	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,859,550
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	800,000	840,800
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	800,000	742,000
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	1,070,000	995,100
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	2,386,000	2,386,000	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	262,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,873,903	21,154	*(a)(i)
Murray Energy Corp., Secured Notes (9.000% Cash and 3.000% PIK)	12.000%	4/15/24	652,715	427,528	(a)(b)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	830,000	837,760	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	470,588

Total Metals & Mining				18,910,447

Paper & Forest Products - 0.6%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,731,375
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	910,000	923,650	(a)

Total Paper & Forest Products				2,655,025

TOTAL MATERIALS				33,886,880

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.1%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	$219,175
CoreCivic Inc., Senior Notes	5.000%	10/15/22	760,000	737,200
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,290,000	1,104,562
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,600,000	1,508,000
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	3,000,000	3,078,750
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,900,000	1,976,000
Sabra Health Care LP, Senior Notes	5.125%	8/15/26	710,000	680,831
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	198,975
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	375,375	(a)

Total Equity Real Estate Investment Trusts (REITs)				9,878,868

Real Estate Management & Development - 0.7%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	2,000,000	1,986,400	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,190,000	1,097,775	(a)

Total Real Estate Management & Development				3,084,175

TOTAL REAL ESTATE				12,963,043

TOTAL CORPORATE BONDS & NOTES (Cost - $331,378,681)				324,429,312

ASSET-BACKED SECURITIES - 9.2%
ABFC Trust, 2004-OPT5 M1 (1 mo. USD LIBOR + 1.125%)	3.406%	3/25/34	2,086,497	1,945,521	(g)
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	5.656%	11/25/32	1,587,557	1,622,330	(g)
Ares XLIV CLO Ltd., 2017-44A, D (3 mo. USD LIBOR + 6.550%)	8.986%	10/15/29	1,500,000	1,514,349	(a)(g)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	5.532%	8/5/27	1,020,000	1,017,807	(a)(g)
Avery Point VI CLO Ltd., 2015-6A, E1 (3 mo. USD LIBOR + 5.500%)	8.082%	8/5/27	1,500,000	1,501,195	(a)(g)
Battalion CLO XI Ltd., 2017-11A D (3 mo. USD LIBOR + 3.340%)	5.827%	10/24/29	1,850,000	1,857,310	(a)(g)
BlueMountain CLO Ltd., 2012-2A DR (3 mo. USD LIBOR + 4.150%)	6.472%	11/20/28	1,000,000	1,001,059	(a)(g)
BlueMountain CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.200%)	7.645%	7/18/27	750,000	753,394	(a)(g)
Carlyle US CLO Ltd., 2017-2A, C (3 mo. USD LIBOR + 3.700%)	6.169%	7/20/31	1,750,000	1,764,247	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.469%	4/20/29	800,000	803,294	(a)(g)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.586%	10/15/26	700,000	699,978	(a)(g)
Cumberland Park CLO Ltd., 2015-2A, ER (3 mo. USD LIBOR + 5.650%)	8.119%	7/20/28	1,250,000	1,253,136	(a)(g)
CVP CLO Ltd., 2017-2A, D (3 mo. USD LIBOR + 2.650%)	5.119%	1/20/31	600,000	584,295	(a)(g)
GSAA Home Equity Trust, 2006-5, 2A3 (1 mo. USD LIBOR + 0.270%)	2.551%	3/25/36	2,858,154	2,039,020	(g)
Home Equity Mortgage Loan Asset-Backed Trust Series INDS-, 2007-1 A (1 mo. USD LIBOR + 0.300%)	2.581%	3/25/37	1,573,934	1,526,639	(g)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continud)
Jackson Mill CLO Ltd., 2015-1A, DR (3 mo. USD LIBOR + 2.800%)	5.236%	4/15/27	1,000,000	$1,000,106	(a)(g)
Jamestown CLO IV Ltd., 2014-4A, A2R (3 mo. USD LIBOR + 1.350%)	3.786%	7/15/26	1,000,000	1,000,906	(a)(g)
Jamestown CLO VIII Ltd., 2015-8A, D2 (3 mo. USD LIBOR + 6.750%)	9.186%	1/15/28	1,475,000	1,480,425	(a)(g)
KKR CLO 15 Ltd., 2015 D (3 mo. USD LIBOR + 4.000%)	6.445%	10/18/28	1,000,000	1,000,065	(a)(g)
Magnetite VII Ltd., 2012-7A DR2 (3 mo. USD LIBOR + 4.500%)	6.936%	1/15/28	1,250,000	1,215,726	(a)(g)
Midocean Credit CLO VII, 2017-7A, D (3 mo. USD LIBOR + 3.880%)	6.316%	7/15/29	1,000,000	1,006,798	(a)(g)
OZLM XI Ltd., 2015-11A BR (3 mo. USD LIBOR + 2.300%)	4.820%	10/30/30	1,250,000	1,251,458	(a)(g)
OZLM XIX Ltd., 2017-19A, C (3 mo. USD LIBOR + 3.100%)	5.536%	11/22/30	1,500,000	1,500,831	(a)(g)
Saranac CLO III Ltd., 2014-3A, DR (3 mo. USD LIBOR + 3.250%)	5.616%	6/22/30	1,140,000	1,142,452	(a)(g)
Sound Point Clo XV Ltd., 2017-1A E (3 mo. USD LIBOR + 5.960%)	8.437%	1/23/29	1,100,000	1,108,268	(a)(g)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.380%)	2.661%	10/25/36	1,200,000	1,167,385	(a)(g)
Structured Asset Securities Corp. Trust, 2005-SC1, 1A2	7.143%	5/25/31	2,220,380	2,155,867	(a)(g)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.550%)	7.986%	7/15/28	1,000,000	1,006,792	(a)(g)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	8.669%	4/20/27	1,250,000	1,250,000	(a)(g)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	7.965%	10/20/28	1,250,000	1,250,000	(a)(c)(g)(j)
Venture XVII CLO Ltd., 2014-17A, DRR (3 mo. USD LIBOR + 2.820%)	5.256%	4/15/27	700,000	696,716	(a)(g)
Venture XVII CLO Ltd., 2014-17A, ERR (3 mo. USD LIBOR + 5.740%)	8.176%	4/15/27	650,000	649,178	(a)(g)
Voya CLO Ltd., 2017-1A B (3 mo. USD LIBOR + 2.300%)	4.749%	4/17/30	1,500,000	1,505,156	(a)(g)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.076%	10/15/31	830,000	830,000	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $41,231,396)				42,101,703

SENIOR LOANS - 8.8%
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.5%
CenturyLink Inc., Initial Term Loan B (1 mo. LIBOR + 2.750%)	5.052%	1/31/25	2,520,950	2,495,110	(g)(k)(l)

Media - 0.4%
CBS Radio Inc., Term Loan B1 (1 mo. LIBOR + 2.750%)	5.037%	11/18/24	1,581,053	1,575,617	(g)(k)(l)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.552%	3/24/25	160,298	160,432	(g)(k)(l)

Total Media				1,736,049

TOTAL COMMUNICATION SERVICES				4,231,159

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER DISCRETIONARY - 2.8%
Diversified Consumer Services - 0.4%
Laureate Education Inc., 2024 Term Loan (3 mo. LIBOR + 3.500%)	6.027%	4/26/24	889,813	$892,593	(g)(k)(l)
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term Loan B1 (1 mo. LIBOR + 2.750%)	5.052%	5/2/22	987,500	989,352	(g)(k)(l)

Total Diversified Consumer Services				1,881,945

Hotels, Restaurants & Leisure - 0.9%
ASHCO LLC, Initial Term Loan (1 mo. LIBOR + 5.000%)	7.302%	9/25/24	465,300	466,027	(g)(k)(l)
Boyd Gaming Corp., Refinancing Term Loan B (1 week LIBOR + 2.250%)	4.467%	9/15/23	914,903	917,598	(g)(k)(l)
Equinox Holdings Inc., Term Loan B1 (1 mo. LIBOR + 3.000%)	5.302%	3/8/24	1,477,575	1,484,963	(g)(k)(l)
Golden Nugget Inc., Term Loan B	5.052-5.277%	10/4/23	569,983	571,897	(g)(k)(l)
Scientific Games International Inc., Term Loan B5	5.044-5.052%	8/14/24	942,887	935,422	(g)(k)(l)

Total Hotels, Restaurants & Leisure				4,375,907

Specialty Retail - 1.4%
Academy Ltd., Initial Term Loan (1 mo. LIBOR + 4.000%)	6.256-6.265%	7/1/22	1,873,366	1,404,556	(g)(k)(l)
CWGS Group LLC, Term Loan (1 mo. LIBOR + 2.750%)	5.030-5.052%	11/8/23	499,841	483,180	(g)(k)(l)
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. LIBOR + 2.750%)	5.060%	8/19/22	153,665	154,434	(g)(k)(l)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.280%	3/11/22	2,199,521	1,870,967	(g)(k)(l)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.560%	7/5/24	702,900	698,507	(d)(g)(k)(l)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	678,937	(k)(l)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.540%	6/29/22	1,190,000	940,100	(d)(g)(k)(l)

Total Specialty Retail				6,230,681

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan (3 mo. LIBOR + 5.500%)	7.810%	10/31/20	599,053	478,744	(g)(k)(l)

TOTAL CONSUMER DISCRETIONARY				12,967,277

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (3 mo. LIBOR + 3.000%)	5.311%	6/22/23	985,031	980,568	(g)(k)(l)

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
BCP Renaissance Parent LLC, Initial Term Loan (3 mo. LIBOR + 3.500%)	6.027%	10/31/24	1,097,250	1,102,736	(g)(k)(l)
Permian Production Partners LLC, Initial Advances Term Loan (1 mo. LIBOR + 6.000%)	8.280%	5/20/24	898,625	896,379	(d)(g)(k)(l)

TOTAL ENERGY				1,999,115

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.560%	8/18/23	372,400	374,994	(g)(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., 2017 Term Loan B (1 mo. LIBOR + 3.750%)	6.052%	6/30/22	1,644,950	$1,644,950	(d)(g)(k)(l)

Health Care Providers & Services - 1.0%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	4.802%	8/18/22	1,445,214	1,442,617	(g)(k)(l)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR + 2.750%)	5.136%	6/7/23	809,798	809,103	(g)(k)(l)
Radnet Management Inc., First Lien Term B1 Loan	6.190-8.000%	6/30/23	1,729,870	1,738,519	(g)(k)(l)
Vizient Inc., Term Loan B4 (1 mo. LIBOR + 2.750%)	5.052%	2/13/23	476,980	479,245	(g)(k)(l)

Total Health Care Providers & Services				4,469,484

TOTAL HEALTH CARE				6,114,434

INDUSTRIALS - 1.6%
Air Freight & Logistics - 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.280%	1/15/25	1,485,028	1,482,863	(g)(k)(l)

Airlines - 0.1%
Air Canada, Term Loan (1 mo. LIBOR + 2.000%)	4.295%	10/6/23	197,886	198,546	(g)(k)(l)

Building Products - 0.5%
Pisces Midco Inc., Initial Term Loan (3 mo. LIBOR + 3.750%)	6.175%	4/12/25	2,124,675	2,119,805	(g)(k)(l)
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. LIBOR + 2.750%)	5.052%	11/15/23	361,538	360,732	(g)(k)(l)

Total Building Products				2,480,537

Commercial Services & Supplies - 0.3%
Garda World Security Corp., Term Loan B (3 mo. LIBOR + 3.500%)	5.821%	5/24/24	1,265,424	1,271,158	(g)(k)(l)

Marine - 0.2%
Commercial Barge Line Co., Term Loan (1 mo. LIBOR + 8.750%)	11.052%	11/12/20	1,227,835	948,502	(g)(k)(l)

Professional Services - 0.2%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (1 mo. LIBOR + 3.250%)	5.552%	7/23/21	880,825	803,752	(g)(k)(l)

TOTAL INDUSTRIALS				7,185,358

INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Ancestry.com Operations Inc., Term Loan B (1 mo. LIBOR + 3.250%)	5.550%	10/19/23	967,626	971,255	(g)(k)(l)

MATERIALS - 0.9%
Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.302%	10/31/23	462,950	459,312	(g)(k)(l)
BWAY Holding Co., Initial Term Loan (3 mo. LIBOR + 3.250%)	5.658%	4/3/24	395,000	393,272	(g)(k)(l)

Total Construction Materials				852,584

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - 0.6%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.277%	10/1/22	711,901	$712,457	(g)(k)(l)
Flex Acquisition Co. Inc., Initial Lien Term Loan (1 mo. LIBOR + 3.000%)	5.256%	12/29/23	370,360	370,294	(g)(k)(l)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. LIBOR + 2.750%)	5.052%	2/5/23	1,472,525	1,475,631	(g)(k)(l)

Total Containers & Packaging				2,558,382

Metals & Mining - 0.1%
Murray Energy Corp., Super Priority Term Loan B2 (3 mo. LIBOR + 7.250%)	9.777%	10/17/22	561,029	511,471	(g)(k)(l)

TOTAL MATERIALS				3,922,437

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Communications Sales & Leasing Inc., Term Loan B (1 mo. LIBOR + 3.000%)	5.302%	10/24/22	460,621	436,438	(g)(k)(l)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.280%	2/7/23	965,256	973,702	(b)(g)(k)(l)

TOTAL SENIOR LOANS (Cost - $41,649,653)				40,156,737

			SHARES
COMMON STOCKS - 3.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	402,156	*(c)(d)

CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Bossier Casino Venture Holdco Inc.			83,175	1,125,358	*(c)(d)

ENERGY - 2.4%
Energy Equipment & Services - 0.3%
Hercules Offshore Inc. (Escrow)			134,398	161,650	*(c)(d)
KCAD Holdings I Ltd.			282,728,964	1,093,878	*(c)(d)

Total Energy Equipment & Services				1,255,528

Oil, Gas & Consumable Fuels - 2.1%
Berry Petroleum Corp.			542,523	7,408,998	*(h)
Blue Ridge Mountain Resources Inc.			437,037	2,119,629	*
MWO Holdings LLC			738	0	*(c)(d)(e)

Total Oil, Gas & Consumable Fuels				9,528,627

TOTAL ENERGY				10,784,155

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY			SHARES	VALUE
INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			54,688	$147,111	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(c)(d)(e)

TOTAL INDUSTRIALS				147,111

UTILITIES - 0.3%
Electric Utilities - 0.3%
Panda Temple Power LLC			64,077	1,505,810	*(c)(d)

TOTAL COMMON STOCKS (Cost - $30,620,014)				13,964,590

	RATE	MATURITY DATE	FACE AMOUNT†
COLLATERALIZED MORTGAGE OBLIGATIONS(m) - 2.4%
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	2.561%	2/25/37	1,694,584	1,592,725	(g)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1 (1 mo. USD LIBOR + 1.15%)	3.431%	9/25/34	1,692,532	1,672,990	(g)
CSMC Trust, 2015-2R 7A2	3.603%	8/27/36	2,450,501	2,205,475	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.731%	10/25/29	2,110,000	2,306,285	(g)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.131%	10/25/29	1,520,000	1,731,738	(a)(g)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.799%	4/1/23	1,480,000	1,479,796	(a)(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,205,242)				10,989,009

CONVERTIBLE BONDS & NOTES - 1.4%
COMMUNICATION SERVICES - 0.9%
Interactive Media & Services - 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	550,000	513,664
Twitter Inc., Senior Notes	0.250%	6/15/24	400,000	376,052	(a)

Total Interactive Media & Services				889,716

Media - 0.7%
DISH Network Corp., Senior Notes	2.375%	3/15/24	850,000	716,361
DISH Network Corp., Senior Notes	3.375%	8/15/26	220,000	196,559
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	200,000	216,228	(a)
Liberty Interactive LLC, Senior Notes	1.750%	9/30/46	360,000	403,282	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	1,090,000	1,068,343	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	700,000	749,456	(a)

Total Media				3,350,229

TOTAL COMMUNICATION SERVICES				4,239,945

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	270,000	$207,932

HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	670,000	669,646

INDUSTRIALS - 0.1%
Professional Services - 0.1%
FTI Consulting Inc., Senior Notes	2.000%	8/15/23	560,000	533,400	(a)

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	120,000	107,008
Palo Alto Networks Inc., Senior Notes	0.750%	7/1/23	210,000	205,059	(a)

Total Communications Equipment				312,067

Semiconductors & Semiconductor Equipment - 0.0%
Cree Inc., Senior Notes	0.875%	9/1/23	190,000	178,003	(a)

Software - 0.1%
Splunk Inc., Senior Notes	0.500%	9/15/23	240,000	230,894	(a)

Technology Hardware, Storage & Peripherals - 0.0%
Western Digital Corp., Senior Notes	1.500%	2/1/24	130,000	109,902	(a)

TOTAL INFORMATION TECHNOLOGY				830,866

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $6,670,408)				6,481,789

			SHARES
PREFERRED STOCKS - 0.8%
FINANCIALS - 0.7%
Banks - 0.6%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.401%		114,437	3,005,115	(g)

Capital Markets - 0.1%
B. Riley Financial Inc.	6.875%		17,400	437,001

TOTAL FINANCIALS				3,442,116

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		26,248,488	262,485	(b)(c)(d)

TOTAL PREFERRED STOCKS (Cost - $5,486,028)				3,704,601

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

SECURITY		RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SOVEREIGN BONDS - 0.5%
Argentina - 0.5%
Argentine Republic Government International Bond, Senior Notes		6.875%	4/22/21	720,000	$691,380
Argentine Republic Government International Bond, Senior Notes		5.625%	1/26/22	580,000	522,725
Argentine Republic Government International Bond, Senior Notes		7.500%	4/22/26	720,000	630,000
Argentine Republic Government International Bond, Senior Notes		6.875%	1/26/27	800,000	668,500

TOTAL SOVEREIGN BONDS (Cost - $2,680,731)					2,512,605

	COUNTERPARTY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
OTC PURCHASED OPTIONS - 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $39.00	Goldman Sachs Group Inc.	1/18/19	526	1,897,281	207,770
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $40.00	Barclays Bank PLC	1/18/19	410	1,478,869	178,350

TOTAL PURCHASED OPTIONS (Cost - $168,828)					386,120

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $470,090,981)					444,726,466

		RATE		SHARES
SHORT-TERM INVESTMENTS - 1.8%
Western Asset Government Cash Management Portfolio LLC (Cost - $7,942,251)		2.160%		7,942,251	7,942,251	(n)

TOTAL INVESTMENTS - 99.1% (Cost - $478,033,232)					452,668,717
Other Assets in Excess of Liabilities - 0.9%					4,285,905

TOTAL NET ASSETS - 100.0%					$456,954,622

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Restricted security (Note 3).

(i)	The maturity principal is currently in default as of October 31, 2018.

(j)	Securities traded on a when-issued or delayed delivery basis.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans.

(m)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At October 31, 2018, the total market value of investments in Affiliated Companies was $7,942,251 and the cost was $7,942,251 (Note 2).

Abbreviations used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateral Loan Obligation
ETF	— Exchange-Traded Fund
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

At October 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	629	12/18	$71,387,253	$70,688,787	$(698,466)
Contracts to Sell:
U.S. Treasury 10-Year Notes	580	12/18	69,826,386	68,693,750	1,132,636

Net unrealized appreciation on open futures contracts					$434,170

At October 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	679,176	CAD	882,678	BNP Paribas	1/18/19	$7,567
AUD	809,439	USD	574,835	Goldman Sachs Bank USA	1/18/19	(1,078)

Total						$6,489

Abbreviations used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
USD	— United States Dollar

At October 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2018[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Morgan Stanley & Co. Inc. (Ford Motor Co., 4.346% due 12/08/26)	$2,840,000	12/20/23	2.051%	5.000% quarterly	$(380,890)	$(313,948)	$(66,942)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.31 Index	$8,300,000	12/20/23	5.000% quarterly	$(437,460)	$(591,943)	$154,483

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2018

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$45,752,605	$1,419,671		$47,172,276
Energy	—	58,776,802	0	*	58,776,802
Health Care	—	46,693,585	1,494,782		48,188,367
Other Corporate Bonds & Notes	—	170,291,867	—		170,291,867
Asset-Backed Securities	—	42,101,703	—		42,101,703
Senior Loans:
Consumer Discretionary	—	11,328,670	1,638,607		12,967,277
Energy	—	1,102,736	896,379		1,999,115
Health Care	—	4,469,484	1,644,950		6,114,434
Other Senior Loans	—	19,075,911	—		19,075,911
Common Stocks:
Communication Services	—	—	402,156		402,156
Consumer Discretionary	—	—	1,125,358		1,125,358
Energy	$2,119,629	7,408,998	1,255,528		10,784,155
Industrials	—	—	147,111		147,111
Utilities	—	—	1,505,810		1,505,810
Collateralized Mortgage Obligations	—	10,989,009	—		10,989,009
Convertible Bonds & Notes	—	6,481,789	—		6,481,789
Preferred Stocks:
Financials	3,005,115	437,001	—		3,442,116
Industrials	—	—	262,485		262,485
Sovereign Bonds	—	2,512,605	—		2,512,605
Purchased Options	—	386,120	—		386,120

Total Long-Term Investments	5,124,744	427,808,885	11,792,837		444,726,466

Short-Term Investments†	—	7,942,251	—		7,942,251

Total Investments	$5,124,744	$435,751,136	$11,792,837		$452,668,717

Other Financial Instruments:
Futures Contracts	$1,132,636	—	—		$1,132,636

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Forward Foreign Currency Contracts	—	$7,567	—	$7,567
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	154,483	—	154,483

Total Other Financial Instruments	$1,132,636	$162,050	—	$1,294,686

Total	$6,257,380	$435,913,186	$11,792,837	$453,963,403

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$698,466	—	—	$698,466
Forward Foreign Currency Contracts	—	$1,078	—	1,078
OTC Credit Default Swaps on Corporate Issues - Buy Protection‡	—	380,890	—	380,890

Total	$698,466	$381,968	—	$1,080,434

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2018		Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Corporate Bonds & Notes:
Consumer Discretionary	$1,370,633		—	—	—	$49,038
Energy	0	*	—	—	—	—
Health Care	1,491,215		$636	—	$2,931	—
Senior Loans:
Consumer Discretionary	1,362,479		246	$8	16,487	—
Energy	912,275		1,078	217	(5,816)	—

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities	Balance as of July 31, 2018	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Health Care	$1,655,309	$183	$8	$(6,375)	—
Common Stocks:
Communication Services[2]	449,706	—	—	(47,550)	—
Consumer Discretionary	1,930,492	—	—	(805,134)	—
Energy	3,795,756	—	—	(286,126)	—
Industrials	220,939	—	—	(73,828)	—
Utilities	1,473,771	—	—	32,039	—
Preferred Stocks:
Industrials	262,485	—	—	—	—

Total	$14,925,060	$2,143	$233	$(1,173,372)	$49,038

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of October 31, 2018		Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2018[1]
Corporate Bonds & Notes:
Consumer Discretionary	—	—	—	$1,419,671		—
Energy	—	—	—	0	*	—
Health Care	—	—	—	1,494,782		$2,931
Senior Loans:
Consumer Discretionary	$(1,775)	$940,100	$(678,938)	1,638,607		17,501
Energy	(11,375)	—	—	896,379		(5,816)
Health Care	(4,175)	—	—	1,644,950		(6,375)
Common Stocks:
Communication Services[2]	—	—	—	402,156		(47,550)
Consumer Discretionary	—	—	—	1,125,358		(805,134)
Energy	(134,473)	—	(2,119,629)	1,255,528		41,652
Industrials	—	—	—	147,111		(73,828)
Utilities	—	—	—	1,505,810		32,039

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of October 31, 2018	Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2018[1]
Preferred Stocks:
Industrials	—	—	—	$262,485	—

Total	$(151,798)	$940,100	$(2,798,567)	$11,792,837	$(844,580)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]

As of September 28, 2018, the Telecommunications Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed Communication Services sector.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, LLC, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason, Inc. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended October 31, 2018. The following transactions were effected in shares of such companies for the period ended October 31, 2018.

Notes to Schedule of Investments (unaudited) (continued)

	Affiliate Value at July 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$881,702	$52,860,549	52,860,549	$45,800,000	45,800,000

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2018
Western Asset Government Cash Management Portfolio LLC	—	$60,478	—	$7,942,251

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 10/31/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Corp., Common Stock	542,523	7/18,9/18	$6,423,529	$7,408,998	(a)	$13.66	1.62%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,427,000	6/17	1,415,959	1,494,782		104.75	0.33

			$7,839,488	$8,903,780			1.95%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 20, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 20, 2018